Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Inventory Disclosure [Abstract]
Inventories

4. Inventories

Inventories consisted of the following (in thousands):

	September 30, 2022	December 31, 2021
Raw materials	$509	$411
WIP	148	134
Finished goods	92	52
	$749	$597

As of September 30, 2022, inventories totaling approximately $0.3 million and $0.4 million were classified as current and long-term, respectively. As of December 31, 2021, inventories totaling approximately $0.3 million and $0.3 million were classified as current and long-term, respectively. Inventories classified as current represent the carrying value of inventories as of September 30, 2022, that management estimates will be sold or used by September 30, 2023.

2. Inventories The components of inventory were as follows (in thousands):
	As of December 31,
	2021	2020
Raw materials	$411	$388
WIP	134	97
Finished goods	52	2
	$597	$487